Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(1) IMMUNOCORE LIMITED

and

(2)  ADAPTIMMUNE LIMITED

ASSIGNMENT AND EXCLUSIVE LICENCE

Manches LLP

9400 Garsington Road

Oxford Business Park

Oxford

OX4 2HN

Tel: 01865 722106

Fax: 01865 201012

www.manches.com

THIS AGREEMENT is made BETWEEN:

(1)                                 IMMUNOCORE LIMITED (company number 6456207) whose registered office address is AT 57c Milton Park, Abingdon, Oxfordshire, OX14 4RX (the “Immunocore”); and

(2)                                 ADAPTIMMUNE LIMITED (company number 6456741) whose registered office address is 9400 Garsington Road, Oxford Business Park, Oxford, OX4 2HN (the “Adaptimmune”).

BACKGROUND

A.                                   Immunocore is a company engaged in identifying modifying, developing and commercialising products containing soluble T-Cell Receptors for use in certain applications.

B.            Adaptimmune is a company engaged in identifying, modifying, developing and commercialising products containing cells that are transfected within genes encoding T-Cell Receptors for use in certain applications.

C.                                   The Parties previously entered into an Amended and Restated Licence Agreement (“2011 Agreement”), which amended and restated the terms of an original licence agreement dated 1 July 2008 between Medigene Limited and Adaptimmune (“2008 Agreement”). This 2008 Agreement was novated to Immunocore on 1 October 2008.

D.                                   The Parties now wish to rationalise the ownership of Intellectual Property Rights under the Prior Agreements and the licensing of such Intellectual Property Rights between the Parties.

OPERATIVE PROVISIONS

1.                                     Definitions and Interpretation

1.1.                          In this Agreement the following words and phrases have the meaning set out below:

“Adaptimmune Licensed Product”

means (i) any product that contains cells that are transfected with genes encoding TCRs including any product containing cells that may also be transfected with one or more additional other molecules as well (whether transfected at the same time or by the same means as the TCRs or not); and (ii) any process, service or method including such a product and where:

 (a)         such product is covered by any claim of the Licensed Patents or which is generated or derived using any of the Know-How or Results; or

(b)          such service, process or method is covered by a claim of any of the Licensed Patents or which requires the use of any Know-How or Results;

For the avoidance of doubt Adaptimmune Licensed Product shall not include any product, service,

process or method comprising or containing Soluble TCRs.

“Affiliate”

means, in relation to any entity, any company or legal entity in any country which Controls, is Controlled by or shares common Control with that entity. The Parties shall not be Affiliates for the purposes of this Agreement;

“Authorised Parties”

means Affiliates, contractors, employees, licensees (and prospective licensees), sub-licensees (and prospective sub-licensees) and potential acquirers;

“Confidential Information”

means (a) in relation to each PParty, all technical, financial and commercial information disclosed by that Party to the other Party in the course of or in anticipation of this Agreement, together with the terms of this Agreement; (b) all Know-How; (c) all Results.

“Control”

means:

(a)          ownership of more than 50% of the voting share capital of the relevant entity; or

(b)          the ability to direct the casting of more than 50% of the votes, exercisable at a general meeting of the relevant entity on all, or substantially all, matters;

“Core Patent”	means a patent or patent application designated as “Core” in Schedule 1;

“Divisional”	means any divisional patent application or continuation-in-part application claiming any of the same priority as a Full Application, Later Application, Granted Patent or Core Patent.

“Effective Date”	means the date of last signature to this Agreement;

“Full Application”	shall have the meaning given in Schedule 3;

“Granted Patent”	means a patent or patent application designated as “Granted” in Schedule 1;

“Immunocore Licensed Product”

means (i) any product that contains Soluble TCRs; and (ii) any process, service or method including such a product and where:

 (a)                   such product is covered by any claim of the Licensed Patents or which is generated or derived using any of the Know-How or Results; or

(b)          such service, process or method is covered by a claim of any of the Licensed Patents or which requires the use of any Know-How or Results;

For the avoidance of doubt Immunocore Licensed

Product shall not include any product, service process or method containing or comprising cells that are transfected with genes encoding TCRs.

“Intellectual Property Rights”

means patents, rights to inventions, copyright and related rights, trade marks, trade names and domain names, rights in designs, rights in computer software, database rights, rights in confidential information (including know-how as summarised in schedule 2) and any other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for, and renewals or extensions of, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world;

“Know-How”

means all confidential information (excluding the Licensed Patents) created by either Party and relating to t-cell receptors, modifications to t-cell receptors, processes for the production of products comprising t-cell receptors, products comprising t-cell receptors, whether patentable or not as at the Effective Date. Know-How shall include all know-how summarised in Schedule 2;

Later Application	shall have the meaning given in Schedule 3;

“Licensed Patents”

means:

(a)           the patents or patent applications listed in Schedule 1;

(b)           any patents granted from the patent applications listed in Schedule 1;

(c)           any patents or patent applications filed in accordance with Clause 4.3 and any patents granting from such patent applications;

(d)          any corresponding patents and patent applications which are based on or derive priority from or common priority with the patent applications in (a) or (b) or (c); and

(d)          any continuation, continuation-in-part, division, reissue, renewal or extension of any of the patents and patent applications in (a) – (d).

“Licensed Product”	means an Adaptimmune Licensed Product and/or an Immunocore Licensed Product.

“Market”

means, in relation to a Licensed Product, offering to sell, lease, license or otherwise commercially exploit the Licensed Product or the sale, lease, licence, export or import, distribution, marketing or other commercial exploitation of the Licensed Product;

Materials

means the materials provided by one Party to the other Party for the performance of the Project including all constructs, libraries, derivatives, portions, improvements or components of them or obtained from them or as a result of their use but excluding Results;

“NCI Patent”

means (i) patent application PCT/US2007/79487; and (ii) any corresponding patents and patent applications which are based on or derive priority from or common priority with PCT/US2007/79487; and (iii) any continuation, continuation-in-part, division, reissue, renewal or extension of any of the patents and patent applications in (i) and (ii).

“Prior Agreements”	means the 2011 Agreement and the 2008 Agreement.

“Project”

means any project agreed between the Parties in relation to the development, modification, creation, adaptation, mutation or other work in relation to any TCR and as set out in a Project Schedule signed by both Parties.

“Project Schedule”	Shall have the meaning set out in Clause 6.1.

“Required Countries”	means European Union, United States of America and Canada.

“Results”

means all Intellectual Property Rights (excluding Licensed Patents and any Divisional filed in accordance with Clauses 4.4 and 4.5) generated or created by either Party in the performance of any Project.

“Soluble TCRs”	TCRs in any form (whether alone or combined with other compounds or molecules) and which when administered or supplied are not comprised within or attached to (including via transfection) any cell.

“SUSAR”	means a suspected, unexpected, serious adverse reaction, in relation to which notification to a competent authority is required..

“TCR”	means T-cell receptor

“Territory”	means worldwide.

1.2.                            In this Agreement:

1.2.1.               references to Clauses are to the Clauses of this Agreement;

1.2.2.               references to the Parties are to the Parties to this Agreement;

1.2.3.               headings are used for convenience only and do not affect its interpretation; and

1.2.4.               references to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision.

2.                                     Assignment

2.1.                          Nothing in this Agreement will assign or transfer any Intellectual Property Rights between the Parties unless explicitly otherwise provided.

2.2.                          Adaptimmune hereby assigns and agrees to assign all its right, title and interest in the Know-How, Results and Licensed Patents to Immunocore.

2.3.                          In consideration of the assignment under Clause 2.2 above, Immunocore hereby assigns and agrees to assign a one half undivided interest in all its right, title and interest in the Know-How, Results and Licensed Patents to Adaptimmune.  Following such assignment the Parties shall own such Know-How, Results and Licensed Patents jointly in equal undivided shares.

2.4.         Each Party agrees to execute or procure the execution of any further document or confirmatory assignment which may be reasonably required to effect ownership in accordance with Clauses 2.2 and 2.3 above.

2.5.                          Save for the Results, any improvements or new Intellectual Property Rights created after the Effective Date shall, unless otherwise agreed in writing at any time by both Parties, be owned by the Party or Parties creating such rights.

2.6.                          Either Party may on provision of reasonable notice, have access to and make copies of any documentation, files, programs or other materials which embody or set out any of the Know-How or Results to support any regulatory filing, provided such Party reimburses any reasonable costs incurred.

2.7.                          Where either Party identifies a SUSAR as part of any clinical trial on any TCR which is the subject of the Licensed Patents or a Project , it shall provide details of the SUSAR to the other Party including where necessary any documentation or underlying materials relevant to the SUSAR in sufficient detail for the other Party to determine any regulatory notification requirements and safety implications in relation to its own products.

3.                                     Grant of Licence

3.1.                          Immunocore grants to Adaptimmune and Adaptimmune accepts an exclusive, royalty free, irrevocable licence under Immunocore’s rights in the Licensed Patents, the Know-How and the Results to develop, make, have made, use and have used and Market Adaptimmune Licensed Products in the Territory.

3.2.                          Adaptimmune grants to Immunocore and Immunocore accepts an exclusive, royalty free, irrevocable licence under Adaptimmune’s rights in the Licensed

Patents, the Know-How and the Results to develop, make, have made, use and have used and Market Immunocore Licensed Products in the Territory.

3.3.                          The licences set out in Clauses 3.1 and 3.2 shall include the right to use the Licensed Patents, Results and Know-How for the purposes of clinical research and development including the performance of clinical trials in relation to Licensed Products.

3.4.                          All implied licences and rights are excluded to the full extent permitted by law.

3.5.                          Adaptimmune and Immunocore may sub-license the rights granted to them in Clauses 3.1, 3.2 and 3.3, subject to Clause 3.6 provided that each will ensure that any sub-licensee agrees to treat the Confidential Information in accordance with confidentiality terms at least as strict as those set out in this Agreement. There is no requirement to seek consent from the other Party in relation to the grant of any sub-licence, consent is deemed given. Each Party is responsible for the performance of any sub-licence by its sub-licensees.

3.6.                          For the avoidance of doubt and save as explicitly provided in this Agreement, both Parties are free to further develop their rights in the Licensed Patents, Know-How and Results independently of the other Party. Where any further development or research by Adaptimmune (including any development resulting in a new TCR) uses any part of the Licensed Patents, Know-How and Results, Adaptimmune understands and agrees that it has no right to commercialise or exploit or otherwise supply any Immunocore Licensed Product and it is given no licence by Immunocore under Immunocore’s rights in the Licensed Patents, Know-How and Results in relation to any Immunocore Licensed Product. Where any further development or research by Immunocore (including any development resulting in a new TCR) uses any part of the Licensed Patents, Know-How and Results, Immunocore understands and agrees that it has no right to commercialise or exploit or otherwise supply any Adaptimmune Licensed Product and it is given no licence by Adaptimmune under Adaptimmune’s rights in the Licensed Patents, Know-How and Results in relation to any Adaptimmune Licensed Product.

3.7.                          The licences set out in Clauses 3.1-3.3 are subject to the following:

3.7.1.               the rights of the National Cancer Institute as a joint owner of the NCI Patents to use the NCI Patents and to grant non-exclusive licences under the NCI Patents;

3.7.2.     the exclusive rights of Sanofi Pasteur Limited to certain soluble TCR reagents under a collaborative research and exclusive licence agreement dated 1 December 2006 (as amended and novated).

4.                                     Obligations and Prosecution of Intellectual Property Rights

4.1.                          Any Licensed Patents including those which have been filed prior to the Effective Date shall be prosecuted, maintained and enforced in accordance with Schedule 3 to this Agreement. Where Licensed Patents have been filed prior to the Effective Date, such Licensed Patents shall be designated as either Provisional Applications, Full Applications, Later Applications, Granted Patents, Lapsed Patents or Core Patents in accordance with Schedule 1; and Schedule 3 shall apply to such Licensed Patents in accordance with their designation.

4.2.                          Should either Party wish to file any patent or patent application (other than any Divisional filed in accordance with Clauses 4.4 and 4.5 below) which is based on the Know-How or Results or covering or including any of the same subject matter as in a previously filed Licensed Patent, it shall notify the other Party (“Notification”). Such patent or patent application shall be filed, prosecuted, maintained and enforced in accordance with Schedule 3.

4.3.                          Should either Party (“Filing Party”) wish to file any Divisional which is specific to in the case of Adaptimmune, the Adaptimmune Licensed Products, and in the case of Immunocore, the Immunocore Licensed Products it may notify the other Party (“Recipient Party”) in writing. Such notification shall include sufficient detail to enable the Recipient Party to determine whether the Divisional does or does not relate solely to the Filing Party’s Licensed Products. Where it agrees that the Divisional does relate solely to the Filing Party’s Licensed Products, it shall notify the Filing Party in writing within a period of thirty (30) days from receipt of notice from the Filing Party. Following receipt of such notification, Filing Party shall be entitled to file the Divisional and to control the filing, prosecution and maintenance of such Divisional in its sole discretion. Unless otherwise agreed in writing by both Parties, the Divisional shall be filed in the joint names of Immunocore and Adaptimmune.

4.4.                          Where the Recipient Party under Clause 4.3 either (a) does not respond to the notification from the Filing Party within a period of thirty (30) days from receipt of notice; or (b) notifies Filing Party that Divisional does not solely relate to Filing Party’s Licensed Products or that it has not received sufficient information to enable a determination of whether the Divisional does relate solely to Filing Party’s Licensed Products then on expiry of a period of 30 days from receipt of notice by Recipient Party either Party may refer any outstanding issues to an independent expert (“Expert” for the purposes of this Clause) by the service of written notice on the other Party (“Dispute Notice” for the purposes of this Clause).  During the referral to an Expert, Filing Party shall not be entitled to file the Divisional until the Expert has provided his decision. The Parties shall use reasonable endeavours to agree the Expert within 14 days of date of Dispute Notice, failing which the Expert shall be appointed by the President of the Law Society of England and Wales as soon as reasonably possible. Following appointment of Expert, both Parties shall simultaneously serve written arguments in relation to the dispute on both the Expert and the other Party within fourteen (14) days of appointment of Expert. Within a further period of 14 days from date of service of written arguments, each Party may serve a further written reply on both the Expert and other Party. The Expert will make his decision based on the exchanged written statements and shall issue his decision in writing to both Parties within a period of fourteen (14) days of service of last reply from a Party. The decision of the Expert shall be final and binding on the Parties, save for any manifest errors contained on the face of his decision. Unless otherwise provided by the Expert, the Expert’s charges shall be borne equally by the Parties. Where Expert finds in favour of the Filing Party then following issue of decision, Filing Party shall be entitled to file the Divisional and to control the filing, prosecution and maintenance of such Divisional in its sole discretion. Where Expert finds in favour of the Recipient Party, then Filing Party shall not file the Divisional.

4.5.                          For the avoidance of doubt where a Divisional is agreed to relate solely to the Filing Party’s Licensed Products under Clause 4.3 or is found by an Expert to relate solely to the Filing Party’s Licensed Products under Clause 4.4, the Recipient Party shall have no licence under such Divisional or right to sub-licence such Divisional to the extent such Divisional continues to relate solely to the Filing Party’s Licensed Products.

5.                                     Financial Provisions

5.1.                          Payments under this Agreement shall be made in pounds sterling by bank telegraphic transfer to the credit of a bank account nominated by Immunocore or Adaptimmune as relevant.   All payments shall be due within forty-five (45) days of receipt of invoice. Where any amount in an invoice is disputed, paying Party shall pay any un-disputed amount whilst the dispute as to remaining amounts is resolved.

5.2.                          All payments under this Agreement shall be made without deduction of income tax or other taxes, charges or duties that may be imposed, except and so far as Adaptimmune or Immunocore is required to make those deductions to comply with applicable laws.

5.3.                          If full payment of any amount due is not made by the due date, the invoicing Party may charge interest on the outstanding amount on a daily basis at a rate equivalent to two percent (2%) above the base rate for the time being of HSBC Bank Plc from the date when payment was due until the date of actual payment.

6.                                     Projects

6.1.                          The Parties may agree to collaborate on Projects at any time after the Effective Date. The Parties shall agree the scope of each Project in writing and in the form of a Project Schedule, a template for which is set out in Schedule 4A. The Parties shall also specify the details of the TCR or TCRs being developed in such Project Schedule.  The Project Schedule shall become effective and shall become part of this Agreement as of the date of signature of both Parties to the relevant Project Schedule. Schedule 4B lists projects agreed between the Parties as at the Effective Date and such projects shall be deemed Projects under this Agreement as from the Effective Date.

6.2.                          Each Party shall use reasonable skill and care to perform the Project and will use reasonable endeavours to perform its tasks under any Project within the timescales agreed between the Parties, as specified in the Project Schedule.

6.3.                          Each Party will use reasonable endeavours to ensure that all employees contributing to any Project keep detailed notebooks and comply with any laboratory record keeping protocol agreed between the Parties. Any work relating to the performance of the Project shall be recorded in a Project specific notebook.

6.4.                          Each Party will in the Project Schedule assign a project manager to each Project to manage the day to day performance of the Project.  Each Party shall have the right to change its project manager upon written notice to the other Party in accordance with 11.9.

6.5.                          Both Parties shall have access in accordance with the terms of this agreement to any results, data, raw materials, materials or output generated or created from the performance of any Project.

6.6.                          Any Materials shall remain the property of the providing Party unless otherwise agreed in writing between the Parties. The other Party shall have access to any such Materials on reasonable notice and to the extent necessary for full use of the Results, Know-How or Licensed Patents. The Party owning the Materials shall use reasonable endeavours to:

6.6.1.                         keep the Materials secure;

6.6.2.                         use the Materials in accordance with good laboratory practice and with reasonable skill and care; and

6.6.3.                       ensure compliance with all applicable laws and regulations governing the transportation, keeping and use of the Materials.

6.7.       The obligations under Clause 6.5 shall apply for a period of ten (10) years following completion of relevant Project or termination of this Agreement (where termination occurs prior to completion of any relevant Project). Completion of such Project shall mean the shorter of (a) when all deliverables agreed to be required under such Project have been delivered in accordance with the Project; or (b) the end date specified in the Project Schedule as amended from time to time by the Parties.

6.8.       Both Parties will ensure that all individuals working on or performing the Project are under contracts of employment which (to the extent legally possible) assign to such Party all right, title and interest in any Results. Each Party shall procure the execution and delivery of such further documentation (including confirmatory assignments) as may be required during the filing, prosecution and maintenance of any patents or patent applications in accordance with Schedule 3.

6.9.       To the extent not licensed under Clauses 3.1, 3.2 and 3.3 above and subject to any third Party restrictions or terms, each Party grants to the other Party a royalty-free, non-exclusive licence to use its rights in any Intellectual Property Rights for (a) the purposes of performing the Project; and (b) to the extent strictly necessary for use of the Results to develop, make, have made, use and have used and Market in the case of Adaptimmune, the Adaptimmune Licensed Products and in the case of Immunocore, the Immunocore Licensed Products.

6.10.                   Prior to the start of any Project, if either Party is aware of any third Party restrictions or terms which would impact on its ability to grant the licence under Clauses 3.1, 3.2, 3.3 and 6.8 or otherwise impact on the performance of the Project it shall notify those in writing to the other Party. Where any third Party restrictions or terms are notified, the Party receiving such notification shall be deemed to have agreed to such restrictions or terms, or to perform the Project subject to such third Party terms or restrictions unless it notifies the other Party in writing stating it cannot accept such terms or restrictions and no longer wishes to perform the Project.

6.11.                   During any Project neither Party will conduct any other project, development or research using the same TCR as specified for use in the Project with any third Party without the prior written agreement of the other Party.

6.12.                   A Party may serve thirty (30) days written notice on the other Party (“Defaulting Party”) terminating any particular Project where the Defaulting Party is in material breach of its obligations under Clause 6.2 above. Where the Defaulting Party has not corrected the breach within the thirty (30) day notice period and subject to Clause 6.13 below, the Project shall terminate. Where the Defaulting Party is Immunocore, termination of the Project shall result in the Results which relate solely to that Project being removed from the licence under Clause 3.2 and Immunocore shall cease to be licensed under such Results from the date of termination. Any further use of such Results by Immunocore shall require the prior written consent of Adaptimmune.  Where the Defaulting Party is Adaptimmune, termination of the Project shall result in the Results which relate solely to that Project being removed from the licence under Clause 3.1 and Adaptimmune shall cease to be licensed under such Results from the date of termination. Any further use of such Results by Adaptimmune shall require the prior written consent of Immunocore. Save as explicitly provided in this Clause 6.12, termination of a Project under this Clause 6.12 shall not affect any other licences or rights of either Party under this Agreement.

6.13.                   Where there is any dispute between the Parties as to whether there is any material breach of Clause 6.2 and such dispute cannot be amicably resolved between the Parties, either Party may refer the dispute to an independent expert (“Expert”) by the service of written notice on the other Party (“Dispute Notice”). During such referral, application of any notice of termination served under Clause 6.12 shall be suspended until the Expert has provided his decision. The Parties shall use reasonable endeavours to agree the Expert within fourteen (14) days of date of Dispute Notice, failing which the Expert shall be appointed by the President of the Law Society of England and Wales as soon as reasonably possible. Following appointment of Expert, both Parties shall simultaneously serve written arguments in relation to the dispute on both the Expert and the other Party within fourteen (14) days of appointment of Expert. Within a further period of fourteen (14) days from date of service of written arguments, each Party may serve a further written reply on both the Expert and other Party. The Expert will make his decision based on the exchanged written statements and shall issue his decision in writing to both Parties within a period of fourteen (14) days of service of last reply from a Party. The decision of the Expert shall be final and binding on the Parties, save for any manifest errors contained on the face of his decision. Unless otherwise provided by the Expert, the Expert’s charges shall be borne equally by the Parties. Where Expert finds there has been any material breach of Clause 6.2, any notice of termination shall continue for any remaining unexpired period in accordance with Clause 6.12 above. Where an Expert finds there has not been any material breach, any notice of termination shall cease and have no effect.

6.14.                   Either Party may terminate its involvement in a Project without cause and with immediate effect.  Where the terminating Party is Immunocore, termination of the Project shall result in the Results which relate solely to that Project being removed from the licence under Clause 3.2 and Immunocore shall cease to be licensed under such Results from the date of termination. Any further use of such Results by Immunocore shall require the prior written consent of Adaptimmune.  Where the terminating Party is Adaptimmune, termination of the Project shall result in the Results which relate solely to that Project being removed from the licence under Clause 3.1 and Adaptimmune shall cease to be licensed under such Results from the date of termination. Any further use of such Results by Adaptimmune shall require the prior written consent of Immunocore. Save as explicitly provided in this Clause 6.142, termination of a Project under this Clause 6.14 shall not affect any other licences or rights of either Party under this Agreement.

7.                                     Confidentiality

7.1.       Subject to the remaining provisions of this Clause 7, each Party will keep confidential the Confidential Information and will not disclose or supply that Confidential Information to any third Party or use it for any purpose except in accordance with the terms of this Agreement.

7.2.                          Both Parties may disclose Confidential Information to Authorised Parties to the extent reasonably necessary for the development, manufacture, Marketing or use of Licensed Products or to facilitate acquisition or merger of either Party, provided that both Parties will ensure that such Authorised Parties accept a continuing obligation of confidentiality in terms at least as strict as those set out in this Agreement before making any such disclosure.  Each Party shall be responsible to the other Party under this Agreement in relation to any breach of confidentiality by any Authorised Party as if such breach had occurred under this Agreement.

7.3.      The duty of non-disclosure in Clause 7.1 will not apply to any Confidential Information which:

7.3.1.               is or becomes publicly known without the fault of any Party; or

7.3.2.               is obtained from a third Party in circumstances where the Party receiving from such third Party has no reason to believe that there has been a breach of an obligation of confidentiality; or

7.3.3.               is approved for release in writing by an authorised representative of the other Party.

7.4.       The restrictions of confidentiality in Clause 7.1 will not apply to the extent that any Confidential Information is required to be disclosed by law, pursuant to an order or rule of any court of competent jurisdiction, in order to fulfil a court order or rule, or pursuant to the requirements of any recognized stock exchange or any regulatory body, provided that the relevant Party gives the other Party prior written notice of such disclosure and that it discloses the Confidential Information only to the extent required to comply with such law or fulfil such order, rule or requirement and that it takes all reasonable steps to ensure, as far as it is possible to do so, the continued confidentiality of all Confidential Information disclosed.

8.                                     Duration and Termination

8.1.                          This Agreement will come into force on the Effective Date and will continue in force until the later of (a) the expiry of the last to expire of any patent within the Licensed Patents; or (b) the Know-How or Results ceasing to be confidential.

8.2.                          Both Parties agree and accept that where there is any breach of this Agreement, there shall be no right to terminate this Agreement and damages or other available relief shall be the only relief applicable.

8.3.                          Where any Party (“Defaulting Party”) becomes insolvent, admits insolvency, has a receiver appointed, voluntarily or involuntarily over substantially all of its assets, or is dissolved or liquidated (whether voluntarily or involuntarily), the other Party (“Non-Defaulting Party”) shall be entitled by notice in writing to the Defaulting Party to (a) take over and prosecute, file and maintain any or all of the Licensed Patents in its sole discretion; (b) request assignment of the Defaulting Party’s interest and title in the Licensed Patents, Know-How and Results to the Non-Defaulting Party on such terms as reflect reasonable arms’ length commercial terms including reasonable consideration for such assignment. The Defaulting Party and Non-Defaulting Party shall use best endeavours to negotiate the terms of such assignment as quickly as reasonably possible following date of notice by Non-Defaulting Party of its request for assignment. The Defaulting Party shall provide all reasonable assistance in relation to the on-going prosecution, filing and maintenance of the Licensed Patents by the Non-Defaulting Party including in relation to the transition of the filing, prosecution and maintenance of the Licensed Patents to the Non-Defaulting Party.

9.                                     Prior Agreements

9.1.                          As of the Effective Date both Parties hereby agree that the Prior Agreements will be terminated.

9.2.        Each Party releases and discharges the other Party from all its duties and obligations under the Prior Agreements as of the Effective Date.

9.3.                          No Party shall be liable to the other Party under any terms of the Prior Agreements existing prior to the Effective Date including as relevant any and all indemnities, warranties, undertakings, covenants and representations.

9.4.        Each Party hereby waives all and any claims it might have against the other Party and their respective employees, officers, Affiliates and agents existing at the Effective Date so far as such claims arise under the Prior Agreements.

10.                              Warranties and Liability

10.1.      Each Party warrants to the other that it has the full right and power to enter into this Agreement.  Save as explicitly notified to the other Party at the Effective Date, each Party warrants that as at the Effective Date it has not knowingly misappropriated any third Party confidential information or knowingly infringed any third Party Intellectual Property Right.

10.2.                   Each Party warrants that save as explicitly otherwise provided in this Agreement (a) it has the rights to grant the licences in Clause 3 of this Agreement; and (b) it has not granted to any third Party any option, licence or right of first refusal in relation to the Licensed Patents, Results or Know-How; and (c) it has not assigned, transferred or granted any option to assign or transfer any of its rights in the Licensed Patents, Results or Know-How.

10.3.      Both Parties acknowledge that in entering into this Agreement they do not do so in reliance on any representation, warranty or other provision except as expressly provided in this Agreement and any conditions, warranties or other terms implied by statute or common law are excluded from this Agreement to the full extent permitted by law.

10.4.      Without limiting the scope of Clauses 10.1 to 10.4, neither Party gives any warranty, representation or undertaking:

10.4.1.                                                        as to the efficacy, usefulness or quality of the Licensed Patents, Results or Know-How;

10.4.2.                                                        that any of the Licensed Patents are or will be valid or subsisting or (in the case of applications) will proceed to grant; or

10.4.3.                                                        that the exploitation of any the Licensed Patents, Results or Know-How or the manufacture, Marketing, or use of Licensed Products or products or the exercise of any other rights granted under this Agreement will not infringe any Intellectual Property Rights or other rights of any third Party.

10.5.      Both Parties accept that there is no restriction imposed on the other Party in relation to the independent development of any Adaptimmune Licensed Products in the case of Adaptimmune, or Immunocore Licensed Products, in the case of Immunocore using TCRs which do not form part of any Project or which are not comprised within the Licensed Patents, Know-How or Results (“New TCRs”). In particular, subject to Clause 3, (a) each Party is free to enter into agreements with third Parties in relation to development of products comprising New TCRs;

(b) each Party is free to enter into any licence in relation to New TCRs; and (c) each Party is free to independently isolate New TCRs for Adaptimmune Licensed Products in the case of Adaptimmune, or Immunocore Licensed Products, in the case of Immunocore respectively.

10.6.                   The liability of either Party under this Agreement (whether arising for breach or arising in any other way out of the subject matter of this Agreement, including whether under contract or tort) will not include any indirect, incidental or consequential damages or loss (including as relevant any indirect loss of profits).

10.7.                   Nothing in this Agreement will operate to limit or exclude the liability of either Party for death or personal injury arising from its negligence or for liability for fraud.

11.                              General

11.1.      Each Party must take out and maintain (for the term of this Agreement) adequate product liability and other insurance in respect of its activities under this Agreement. Each Party must at the other Party’s request from time to time provide the other Party with reasonable evidence to demonstrate that it has fulfilled its obligations under this Clause. Each Party understands that such evidence may be provided to any sub-licensees or potential sub-licensees of the Party making the request for evidence.

11.2.      Registration of Licence.  Either Party may register its interest in the Licensed Patents with any relevant authorities in the Territory as soon as legally possible.  Neither Party shall, register a copy of this or any part of this Agreement with the relevant authority in any Territory without the prior written consent of the other Party.

11.3.      Use of Names.  Neither Party may use the name of the other Party in any advertising, promotional or sales literature, without the other Party’s prior written consent, such consent not to be unreasonably withheld.

11.4.                   Force Majeure.  If performance by either Party of any of its obligations under this Agreement is prevented by circumstances beyond its reasonable control, that Party will be excused from performance of that obligation for the duration of the relevant event, provided that if either Party is unable to fulfil its obligations under this Agreement for a continuous period of six months or more due to any such circumstances, the other Party may terminate this Agreement with immediate effect by serving written notice on the affected Party.

11.5.                   Amendments.  This Agreement may only be amended in writing signed by duly authorised representatives of the Parties.

11.6.                   Assignment.  Save as explicitly provided in this Clause neither Party may assign, mortgage, charge or otherwise transfer its rights or obligations under this Agreement in whole or part to any third Party without the prior written consent of the other Party which may be given or withheld at the absolute discretion of the other Party.  Either Party may assign some or all of its rights and obligations under this Agreement (including as relevant its interest in a Licensed Patent) to (a) a successor in title to substantially all the assets or business of the relevant Party; or (b) an Affiliate. Any such assignment shall be subject to the terms of this Agreement.

11.7.                   No Waiver.  No failure or delay on the part of either Party to exercise any right or remedy under this Agreement will be construed or operate as a waiver thereof,

nor will any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.

11.8.                   No Agency.  Neither Party may act or describe itself as the agent of the other, nor may it make or represent that it has authority to make any commitments on the other’s behalf.  Nothing in this Agreement creates, implies or evidences any partnership or joint venture between Immunocore and Adaptimmune or the relationship between them of principal and agent.

11.9.                   Notices.  Any notice to be given under this Agreement must be given in writing and must be delivered personally or sent by first class mail or reputable courier to the address of the relevant Party, set out at the head of this Agreement, or such other address as that Party may from time to time notify to the other Party in accordance with this Clause, marked for the attention of the Managing Director (or equivalent) in each case.  Notices sent as above will be deemed to have been received at the time of delivery (if delivered personally or by courier on any day which is a working day in the country in which the notice is delivered and otherwise on the next working day) and three working days after the date of posting (if sent by first class mail).

11.10.            Further Assurance.  Each Party agrees to execute, acknowledge and deliver such further instruments, and do all further similar acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

11.11.            Announcements.  Except to the extent required by applicable laws or regulations, neither Party may make any press or other public announcement concerning any aspect of this Agreement, or make any use of the name of the other Party in connection with or in consequence of this Agreement, without the prior written consent of the other Party.

11.12.            Entire Agreement.  This Agreement (including its schedules) sets out the entire agreement between the Parties relating to its subject matter and supersedes all prior oral or written agreements, arrangements or understandings between them relating to such subject matter.  Except in the case of fraud, the Parties acknowledge they are not relying on any representation, agreement, term or condition which is not set out in this Agreement.

11.13.            Severability.  If any Clause or part of any Clause in this Agreement is declared invalid or unenforceable by the judgement or decree by consent or otherwise of any court or authority of competent jurisdiction from whose decision no appeal is or can be taken, all other Clauses or parts of Clauses contained in this Agreement will remain in full force and effect and will not be affected thereby for the term of this Agreement, but the Parties will negotiate appropriate amendments to this Agreement with a view to restoring the balance of commercial interests as it stood prior to such invalidity or unenforceability being declared.

11.14.            Rights of Third Parties.  No person who is not a Party to this Agreement has any right to prevent the variation or cancellation of any provision of this Agreement or its termination, and no person who is not a Party to this Agreement may enforce any benefit conferred upon.

11.15.            Law and Jurisdiction.  This Agreement is made and will be construed in accordance with the laws of England and Wales, and the Parties submit to the exclusive jurisdiction of the English courts, except that a Party may seek an interim or emergency injunction in any court of competent jurisdiction.

EXECUTED AS A DEED by the authorised representatives of the Parties on the date set out above.

EXECUTED as a deed for and on behalf of IMMUNOCORE LIMITED	EXECUTED as a deed for and on behalf of ADAPTIMMUNE LIMITED

Name: James Noble	Name: James Noble

Position: CEO, Chairman	Position: CEO, Chairman

Signature: /s/ James Noble	Signature: /s/ James Noble

In the presence of:	In the presence of:

Name of witness: Tracey Johnson	Name of witness: Tracey Johnson

Signature of witness: /s/ Tracey Johnson	Signature of witness: /s/ Tracey Johnson

Address and occupation of witness: Executive Assistant	Address and occupation of witness: Executive Assistant

SCHEDULE 1 – LICENSED PATENTS

Status column is included for information only and is as at Effective Date.

Case Ref.	Official No.	Title	Case Status	Designation for purposes of Schedule 3
Case 14 monoclonal TCRs (P32566 / 44172.00.2008)
Case14-WO	WO 2003/020763	Soluble T cell receptor	International phase complete	Core
Case14-AU	2002321581	Soluble T cell receptor	Granted/Registered	Core
Case14-CA	2457652	Soluble T cell receptor	Granted/Registered	Core
Case14-CN	02819279.6	Soluble T cell receptor	Granted/Registered	Core
Case14-EA	006601	Soluble T cell receptor	Granted/Registered	Core
Case14-EP	1421115	Soluble T cell receptor	EP Granted (AT, BE, CH, CZ, DE, DK, EE, ES, FI, FR, GB, GR, IE, IT, NL, PT, SE, TR)	Core
Case14-HK	1066018	Soluble T cell receptor	Granted/Registered	Core
Case14-M	160359	Soluble T cell receptor	Granted/Registered	Core
Case14-IN	212621	Soluble T cell receptor	Granted/Registered	Core
Case14-JP	4317940	Soluble T cell receptor	Granted/Registered	Core
Case14-KR	10-0945977	Soluble T cell receptor	Granted/Registered	Core
Case14-MX	246738	Soluble T cell receptor	Granted/Registered	Core
Case14-NO	331877	Soluble T cell receptor	Granted/Registered	Core
Case14-NZ	531208	Soluble T cell receptor	Granted/Registered	Core
Case14-PL	208712	Soluble T cell receptor	Granted/Registered	Core
Case14-SG	102850	Soluble T cell receptor	Granted/Registered	Core
Case14-US	7329731	Soluble T cell receptor	Granted/Registered	Core
Case14-US1	7763718	Soluble T cell receptor	Granted/Registered	Core
Case14-ZA	2004/1197	Soluble T cell receptor	Granted/Registered	Core
Case 18 scTCR (P53462 / 44172.00.2012)
Case18-WO	WO2004/033685	Single chain recombinant T cell receptors	International phase complete	Core

Case18-AU	2003271904	Single chain recombinant T cell receptors	Granted/Registered	Core
Case18-CA	2501870	Single chain recombinant T cell receptors	Granted/Registered	Core
Case18-CN	200380101143.1	Single chain recombinant T cell receptors	Granted/Registered	Core
Case18-EP	03753742.0	Single chain recombinant T cell receptors	Under Examination	Core
Case18-JP	4436319	Single chain recombinant T cell receptors	Granted/Registered	Core
Case18-IL	167652	Single chain recombinant T cell receptors	Granted/Registered	Core
Case18-IN	227369	Single chain recombinant T cell receptors	Granted/Registered	Core
Case18-NO	2005/2198	Single chain recombinant T cell receptors	Under Examination	Core
Case18-NZ	539225	Single chain recombinant T cell receptors	Granted/Registered	Core
Case18-RU	2355703	Single chain recombinant T cell receptors	Granted/Registered	Core
Case18-US	7569664	Single chain recombinant T cell receptors	Granted/Registered	Core
Case18-ZA	2005/02927	Single chain recombinant T cell receptors	Granted/Registered	Core
Case 19 phage display (P53469 / 44172.00.2009)
Case19-WO	WO2004/044004	T cell receptor display	International phase complete	Core
Case19-AU	2003276403	T cell receptor display	Granted/Registered	Core
Case19-AU1	2010202953	T cell receptor display	Granted/Registered	Core
Case19-CA	2505558	T cell receptor	Under Examination	Core

		display
Case19-CA1	TBC	T cell receptor display	Under Examination	Core
Case19-CN	ZL200380102928.0	T cell receptor display	Granted/Registered	Core
Case19-CN1	CN101935636A	T cell receptor display	Abandoned	Core
Case19-EP	1558643	T cell receptor display	EP Granted (AT, BE, CH, CZ, DE, DK, ES, FI, FR, GB, GR, IE, IT, NL, PT, SE, TR)	Core
Case19-EP1	09001469.7	T cell receptor display	Under Examination	Core
Case19-IL	167745	T cell receptor display	Granted/Registered	Core
Case19-IN	232673	T cell receptor display	Granted/Registered	Core
Case19-JP	4975324	T cell receptor display	Granted/Registered	Core
Case19-NO	20052743	T cell receptor display	Granted/Registered	Core
Case19-NZ	539226	T cell receptor display	Granted/Registered	Core
Case19-NZ1	570811	T cell receptor display	Granted/Registered	Core
Case19-RU	2346004	T cell receptor display	Granted/Registered	Core
Case19-US1	US 2010-0113300 A1	T cell receptor display	Under Examination	Core
Case19-ZA	2005/03336	T cell receptor display	Granted/Registered	Core
Case 30 CD1 binding mTCRs (P53507 / 44172.00.2013)
Case30-WO	WO2004/074322	Modified T cell Receptor	International phase complete	Full Application
Case30-AU	2003254443	Modified T cell Receptor	Granted/Registered	Full Application
Case30-CA	2516702	Modified T cell Receptor	Granted/Registered	Full Application
Case30-CN	ZL 03826014.X	Modified T cell Receptor	Granted/Registered	Full Application
Case30-EP	1594896	Modified T cell Receptor	Granted/Registered (DE, FR, GB)	Full Application
Case30-JP	4478034	Modified T cell Receptor	Granted/Registered	Full Application
Case30-NZ	541596	Modified T cell Receptor	Granted/Registered	Full Application
Case30-US	7666604	Modified T cell Receptor	Granted/Registered	Full Application
Case30-ZA	2005/06516	Modified T cell Receptor	Granted/Registered	Full Application
Case 53 CDR2 (P53600 / 44172.00.2010)
Case53-WO	WO2005/114215	Method of improving T cell receptors	International phase complete	Core
Case53-AU	2005246073	Method of improving T	Granted/Registered	Core

		cell receptors
Case53-CA	2567349	Method of improving T cell receptors	Granted/Registered	Core
Case53-CN	200580015878.1	Method of improving T cell receptors	Granted/Registered	Core
Case53-EP	1756278	Method of improving T cell receptors	EP Granted (CH, DE, FR, GB, IE)	Core
Case53-HK	1105995	Method of improving T cell receptors	Granted/Registered	Core
Case53-JP	4972549	Method of improving T cell receptors	Granted/Registered	Core
Case53-NZ	550815	Method of improving T cell receptors	Granted/Registered	Core
Case53-US	7608410	Method of improving T cell receptors	Granted/Registered	Core
Case53-ZA	2006/09462	Method of improving T cell receptors	Granted/Registered	Core
Case 58 mTCR adoptive therapy (P53612 / 44172.00.2003)
Case58-WO	WO2006/000830	Cells expressing a modified T cell receptor	International phase complete	Full Application
Case58-EP	1791865	Cells expressing a modified T cell receptor	EP Granted (AT, BE, CH, DE, DK, ES, FR, GB, IE, IT, LU, NL, SE)	Full Application
Case58-JP	2007-518692	Cells expressing a modified T cell receptor	Under Examination	Full Application
Case58-US	8361794	Cells expressing a modified T cell receptor	Granted/Registered	Full Application
Case58-US1	13/716817	Cells expressing a modified T cell receptor	Under Examination	Full Application
Case 74 HIV gag (P53593 / 44172.00.2007)
Case74-WO	WO2006/103429	High affinity HIV T cell receptors	International phase complete	Full Application
Case74-AU	2006228308	High affinity HIV T cell receptors	Granted/Registered	Full Application
Case74-AU1	2012211503	High affinity HIV T cell receptors	Under Examination	Full Application

Case74-AU2	TBC	High affinity HIV T cell receptors	Under Examination	Full Application
Case74-CA	2602463	High affinity HIV T cell receptors	Under Examination	Full Application
Case74-CN	200680011470.1	High affinity HIV T cell receptors	Under Examination	Full Application
Case74-CN1	201210563915.4	High affinity HIV T cell receptors	Under Examination	Full Application
Case74-EP	06726555.3	High affinity HIV T cell receptors	Under Appeal	Full Application
Case74-EP1	10008612.3	High affinity HIV T cell receptors	Under Examination	Full Application
Case74-EP2	10014971.5	High affinity HIV T cell receptors	Under Examination	Full Application
Case74-JP	2008-503585	High affinity HIV T cell receptors	Under Examination	Full Application
Case74-JP1	2012-49174	High affinity HIV T cell receptors	Under Examination	Full Application
Case74-NZ	561338	High affinity HIV T cell receptors	Granted/Registered	Full Application
Case74-NZ1	584523	High affinity HIV T cell receptors	Granted/Registered	Full Application
Case74-US	8378074	High affinity HIV T cell receptors	Granted/Registered	Full Application
Case74-US1	11/733545	High affinity HIV T cell receptors	Under Examination	Full Application
Case74-ZA	2007/08037	High affinity HIV T cell receptors	Granted/Registered	Full Application
Case 77 Melan A (P53578 / 44172.00.2006)
Case77-WO	WO2006/129085	High affinity Melan-A T cell receptors	International phase complete	Full Application
Case77-AU	2006253941	High affinity Melan-A T cell receptors	Granted/Registered	Full Application
Case77-CA	2610786	High affinity Melan-A T cell receptors	Under Examination	Full Application
Case77-CN	ZL200680019562.4	High affinity Melan-A T cell receptors	Granted/Registered	Full Application
Case77-EP	06744042.0	High affinity	Under Examination	Full

		Melan-A T cell receptors		Application
Case77-JP	2008-514187	High affinity Melan-A T cell receptors	Abandoned	Full Application
Case77-US	8217144	High affinity Melan-A T cell receptors	Granted/Registered	Full Application
Case 82 VYG Telomerase (P53589 / 44172.00.2014)
Case82-WO	WO2006/125962	T cells receptors which specifically bind to VYGFVRACL-HLA-24	International phase complete	Full Application
Case82-CN	200680018255.4	T cells receptors which specifically bind to VYGFVRACL-HLA-24	Granted/Registered	Full Application
Case82-EP	1885754	T cells receptors which specifically bind to VYGFVRACL-HLA-24	Granted/Registered (DE, ES, FR, GB, IT)	Full Application
Case82-JP	5149789	T cells receptors which specifically bind to VYGFVRACL-HLA-24	Granted/Registered	Full Application
Case82-US	8017730	T cells receptors which specifically bind to VYGFVRACL-HLA-24	Granted/Registered	Full Application
Case 91 kinetic window (P53583 / 44172.00.2004)
Case91-WO	WO2008/038002	T Cell Therapies	International phase complete	Full Application
Case91-EP	07823938.1	T Cell Therapies	Under Examination	Full Application
Case91-US	12/443078	T Cell Therapies	Under Examination	Full Application
Case 120 alanine scanning (P56242)
Case120-GB	1223172.6	Method of identifying cross reactive peptides	Application filed	Core
Case 121 Improved TCR Isolation Method (P56602 / 44172.00.2018)
Case121-	1304687.5	Method of Identifying TCRs	Application Filed	Core

GB
Case121-US	61/788,491	TCR Libraries	Provisional application filed	Core

SCHEDULE 2

know-how

know-how shall include the following:

1.	confidential information relating to the selection of target peptide-MHCs;

2.	T-cell lines and clones;

3.	Genes encoding T-cell receptors and vectors encoding such genes;

4.	confidential information relating to T-cell receptor design, engineering and production by any method;

5.	confidential information relating to production of soluble T-cell receptors;

6.	confidential information relating to production of soluble T-cell receptors linked to other reagents;

7.	confidential information relating to the determination of the affinity and kinetic characteristics of T-cell receptors/pMHC interactions;

8.	confidential information relating to the transfection of cells with genes encoding T-cell receptors including transfected cell lines;

9.	confidential information relating to phage display-based generation and selection of high affinity T-cell receptors;

10.	confidential information relating to the design, conduct and interpretation of T cell assays with soluble T-cell receptors or adoptively transferred T-cell receptors in cells;

SCHEDULE 3

PATENT PROCESS

Where any Notification is received under Clause 4.2 of this Agreement, any resulting patent or patent application will be filed, prosecuted and maintained in accordance with the following process. Performance of and decisions taken in relation to any notified invention, Provisional Application, Full Application or Later Application may be recorded and approved in accordance with the template set out in Schedule 5.

In relation to Licensed Patents filed as at the Effective Date, Schedule 3 shall apply to such patents and patent applications in accordance with the designation set out in Schedule 1.

1.            Any Notification shall specify a summary of the invention in relation to which the patent application is proposed to be filed.

2.            The Parties may agree not to file a patent application in relation to any Notification. If no patent application is filed then the relevant invention shall be maintained as confidential in accordance with Clause 7 of this Agreement.

3.            Where the Parties do not agree to maintain the notified invention as confidential, then Immunocore shall be responsible for the filing of the patent application (“Provisional Application”).  The Provisional Application shall be filed in the joint names of both Parties.

4.            The Parties will use all reasonable endeavours to agree the contents of the Provisional Application within 3 months of original notification under paragraph 1 above (or where any Provisional Application is being filed or re-filed in accordance with paragraph 5 below, within a period of twelve (12) months from filing date of original Provisional Application). Any disagreement as to scope and content of Provisional Application shall be resolved in favour of Adaptimmune. The Provisional Application shall be filed as a minimum with the UK Intellectual Property Office.

5.            Within a period of twelve (12) months from filing date of Provisional Application the Parties shall agree whether to (a) file a full patent application or applications corresponding to the Provisional Application; or (b) add additional matter to any Provisional Application; or (c) withdraw any Provisional Application and maintain the contents and invention as confidential; or (d) withdraw any Provisional Application and re-file the same application or a variation of such application. Where the Provisional Application or a variation of such application is re-filed the provisions of this Schedule 3 shall apply as if such re-filed application was the first Provisional Application. The content of any additional matter added to any Provisional Application shall be agreed by both Parties. Any disagreement as to whether or not the Provisional Application is withdrawn, a full patent application filed or the Provisional Application re-filed or the content of any Provisional Application shall be resolved in favour of Adaptimmune.

6.            Where the Parties agree to file a full patent application or applications corresponding to any Provisional Application, Immunocore shall file a full patent application or applications corresponding to the Provisional Application (“Full Application”). Both Parties will use reasonable endeavours to agree on the contents of the Full Application. Any disagreement as to scope and content of Full Application will be resolved in favour of Adaptimmune if the Full

Application contains Adaptimmune-only mutations. If the content of the Full Application contains both Immunocore and Adaptimmune mutations, any disagreement as to scope and content of the Full Application shall be resolved in favour of Immunocore save that Immunocore shall be obliged to include all mutations or combinations of mutations in the Full Application as are requested to be included by Adaptimmune. For the avoidance of doubt, the Full Application may be identical in content to the Provisional Application.

7.            The Full Application shall be filed as an application in accordance with the Patent Co-operation Treaty. The Full Application shall be filed in the joint names of both Parties. The Parties shall agree which filing strategy is appropriate in each case. In the event of any failure to agree, an application in accordance with the Patent Co-operation Treaty at the UK Intellectual Property Office shall be filed as far as possible specifying all Patent Co-operation Treaty countries.

8.            Immunocore shall be responsible for the filing, prosecution and maintenance of the Full Application in accordance with the following:

a.    use best endeavours to file, obtain and maintain valid patents pursuant to the Full Application so as to secure the broadest monopoly reasonably available in the countries chosen by Immunocore after consultation with Adaptimmune. Such countries shall include as a minimum the Required Countries unless otherwise agreed with Adaptimmune in writing;

b.    ensure that Adaptimmune is kept fully informed, and consult with Adaptimmune in relation to all matters relating to the filing, prosecution and maintenance of the Full Application; and

c.    supply Adaptimmune with copies of all correspondence to and from Patent Offices in respect of the Full Application, including copies of all documents generated in or with such correspondence.

9.            Where any later filed patent application relates to the same TCR or subject matter as any previously filed Provisional Application or Full Application (“Later Application”), the following will apply:

a.    The Parties shall use reasonable endeavours to agree on the contents of the Later Application within thirty (30) days of notification of Later Application under paragraph 1. Any disagreement as to scope and content of Later Application shall be resolved in favour of Immunocore save that Immunocore shall be obliged to include all mutations or combinations of mutations in the Later Application as are requested to be included by Adaptimmune;

b.    Prior to publication of the subject matter of the earlier of the Provisional Application or Full Application, the Parties shall discuss and agree whether the Provisional Application, Full Application and any Later Application should be withdrawn and re-filed to incorporate subject matter and/or claims from all of the Provisional Application, Full Application and Later Application. The Parties agree that where any Full Application or Later Application which has been filed relates to any Adaptimmune Product in relation to which clinical trials have been started or in relation to which a clinical trial is pending, the Full Application or Later Application shall not be withdrawn and re-filed.

c.    Where the Parties do not agree in relation to the withdrawal and re-filing of the Provisional Application, Full Application and any Later Application or the contents of any re-filed Later Application, Immunocore shall have the right to file the Later Application but shall be obliged to include all mutations or combinations of mutations requested to be included by

Adaptimmune. Adaptimmune shall provide all its requested mutations and combinations of mutations within fourteen (14) days of written request from Immunocore. Pending receipt of such request, Immunocore will not file the Later Application or do anything which may jeopardise the filing, prosecution or maintenance of the Later Application.

d.    Where the Parties agree that the Later Application should be withdrawn, Immunocore will withdraw the Later Application prior to its publication and the contents shall be maintained as confidential in accordance with Clause 7 of this Agreement. The Provisional Application and/or Full Application shall continue to be filed, maintained and prosecuted in accordance with paragraph 7 above.

10.          Where the Parties agree to withdraw any Full Application and/or Provisional Application and/or Later Application and re-file or file the Later Application, the Parties shall use reasonable endeavours to agree the subject matter of such Later Application within a period of thirty (30) business days from agreement to withdraw and re-file. Any dispute shall be resolved in favour of Immunocore save that Immunocore shall be obliged to include all mutations or combinations of mutations in the Later Application as are requested to be included by Adaptimmune within such thirty (30) day period. Once the contents of the Later Application are agreed or deemed agreed, Immunocore shall be responsible for the filing, prosecution and maintenance of the Later Application. The Later Application shall be filed in the joint names of the Parties and Immunocore shall file, prosecute and maintain such application in accordance with the following:

a.    use best endeavours to file, obtain and maintain valid patents pursuant to the Later Application so as to secure the broadest monopoly reasonably available in the countries chosen by Immunocore after consultation with Adaptimmune. Such countries shall include as a minimum the Required Countries unless otherwise agreed with Adaptimmune in writing;

b.    ensure that Adaptimmune is kept fully informed, and consult with Adaptimmune in relation to all matters relating to the filing, prosecution and maintenance of the Later Application; and

c.    supply Adaptimmune with copies of all correspondence to and from Patent Offices in respect of the Later Application, including copies of all documents generated in or with such correspondence.

Immunocore shall not be entitled to remove any mutations or combinations of mutations from the claims of any Later Application or re-filed Later Application (or any patent, patent application, divisional or continuation of such Later Application or re-filed Later Application) without the prior written consent of Adaptimmune unless any relevant patent office has provided a final non-appealable opinion that such mutation or combination of mutations is not patentable or capable of patent protection.

11.          Immunocore shall maintain Granted Patents in accordance with the following:

a.    Use best endeavours to maintain valid patents pursuant to the Granted Patents to the extent valid patents have not already been granted as at the Effective Date;

b.    Pay all renewal and grant fees associated with such Granted Patents in the country in which such Granted Patent has been granted as at the Effective Date or in relation to which the Granted Patent is granted subsequent to the Effective Date;

c.    Ensure that Adaptimmune is kept fully informed of any substantive communications in relation to such Granted Patents including communications and payment of renewal and grant fees.

The provisions of paragraphs 1-10 of this Schedule 3 shall not apply to any Granted Patents.

12.          There shall be no obligation on either Party to maintain, prosecute, seek to re-instate, reissue or otherwise re-file any Lapsed Patent (as designated in accordance with Schedule 1) and the obligations set out under Schedule 3 shall not apply to any Lapsed Patents.

13.          Immunocore shall file, prosecute and maintain Core Patents in accordance with the following:

a.    Use best endeavours to file, obtain and maintain valid patents pursuant to the Core Patents so as to secure the broadest monopoly reasonably available in countries chosen by Immunocore, but at a minimum including the Required Countries unless otherwise agreed in writing with Adaptimmune;

b.    To the extent such Core Patents are granted in any countries as at the Effective Date, to pay all renewal and grant fees associated with such granted Core Patents in the country in which such Core Patent has been granted as at the Effective Date;

c.    Ensure that Adaptimmune is kept fully informed and to the extent reasonably possible consult with Adaptimmune in relation to any substantive communications to or from any Patent Office in relation to such Core Patents.

Adaptimmune understands and accepts that subject to the obligations imposed under this paragraph 13, Immunocore has the final decision in relation to the content of the Core Patents and the content of any communications relating to such Core Patents with any Patent Office.

The provisions of paragraphs 1-10 of this Schedule 3 shall not apply to any Core Patents.

14.          Adaptimmune will reimburse Immunocore, within 30 days of the date of an invoice from Immunocore, for fifty per cent (50%) of the reasonable costs (including patent agent costs), fees and charges incurred by Immunocore in the course of filing, prosecuting and maintaining the patents and patent applications in accordance with this Schedule 3 (including as relevant Granted Patents and Core Patents).  Such invoice will set out an itemised list of the costs incurred by Immunocore to a level of detail reasonably satisfactory to Adaptimmune. Adaptimmune may also request copies of invoices received from third Parties including patent agent costs.

15.          If, at any time during the term of this Agreement, either Party (“Notifying Party”) no longer wishes to prosecute, file or maintain any of the Licensed Patents, it shall provide at least thirty (30) days’ notice to the other Party (“Recipient Party”). The Recipient Party shall be entitled in its sole discretion to take over and prosecute, file and maintain any notified patent or patent application. The Recipient Party shall make such decision within thirty (30) days of receiving notice from the Notifying Party. The Notifying Party shall assign its rights in such notified patent or patent application to the Recipient Party and the Notifying Party agrees to use all reasonable endeavours to consent to and procure the signing of all documentation required to transfer full title in the notified patent or patent application to the Recipient Party. Following assignment, the Recipient Party shall be solely responsible for controlling and paying all the costs of prosecution, filing and maintenance of the assigned patent or patent application. Following assignment the Notifying Party shall have no further interest in the invention and patent or patent application shall be removed from the definition of Licensed Patents.

16.          Where Recipient Party states in writing that it does not want to take over and prosecute, file and maintain any patent or patent application notified under paragraph 15 above, Notifying Party shall be entitled to allow such patent or patent application to lapse either through non-response to any office action or through non-payment of any fees due and payable in relation to such patent or patent application or by withdrawal of such patent or patent application. Where such patent or patent application has not been published as of the date the Recipient Party states it does not want to take over the prosecution, filing and maintenance, the Notifying Party shall use reasonable efforts to procure lapse or withdrawal of the Licensed Patent prior to its publication.

17.          Prior to any decision being made by Recipient Party under paragraph 15 above, Immunocore or as relevant Adaptimmune (where Adaptimmune has taken over filing, prosecution and maintenance under paragraph 20 below) shall continue to prosecute, file and maintain the relevant patent or patent application in accordance with paragraphs 8, 10, 11 and 13 above (as relevant) and shall not do anything to jeopardise the filing, prosecution and maintenance of such patent or patent application.

18.          Each Party will inform the other Party promptly if it becomes aware of any opposition, revocation, re-examination, interference or other action attacking or challenging the validity of any of the Licensed Patents. Where such challenge relates solely to claims covering Adaptimmune Licensed Products, Adaptimmune shall be entitled (but not obliged) to defend any such challenge. Where such challenge relates solely to claims covering Immunocore Licensed Products, Immunocore shall be entitled (but not obliged) to defend any such challenge. Where any challenge does not relate solely to either the Immunocore Licensed Products or the Adaptimmune Licensed Products or there is any dispute as to such, then (a) Adaptimmune shall be entitled (but not obliged) to defend any such challenge in relation to Provisional or Full Applications and Immunocore agrees to assist Adaptimmune in any such defence; and (b) Immunocore shall be entitled (but not obliged) to defend any such challenge in relation to any re-filed Later Application, Later Application, Granted Patent or Core Patent and Adaptimmune agrees to assist Immunocore in such defence. Where reasonably possible each Party will act in the best interests of the other Party in defending any such challenge.

19.          Each Party will inform the other Party promptly if it becomes aware of any infringement or potential infringement of any of the Licensed Patents in the Field, and the Parties will consult with each other to decide the best way to respond to such infringement.  If the Parties fail to agree on a joint programme of action (and as relevant the sharing of costs in relation to such joint programme) within 14 days of notification of infringement or potential infringement then the following shall apply:

a.    (i) Adaptimmune shall be entitled (but not obliged) to take action against the third Party at its sole expense for any infringement or potential infringement where such infringement or potential infringement relates to any product that contains cells that are transfected with genes encoding TCRs including any product containing cells that may also be transfected with one or more additional other molecules as well (whether transfected at the same time or by the same means as the TCRs or not); and (ii) any process, service or method relating solely to any product that contains cells that are transfected with genes encoding TCRs, in each case excluding any infringement or potential infringement of any Core Patent;

b.    Immunocore shall be entitled (but not obliged) to take action against the third Party at its sole expense for any infringement or potential infringement where such infringement or potential infringement relates to (i) any product that contains Soluble TCRs and any process, service or method relating to such a product; and (ii) any Core Patent.

c.    The other Party agrees to be joined in any suit to the extent necessary to enforce such rights subject to being reimbursed and secured in a reasonable manner as to any costs, damages, expenses, or other liability and shall have the right to be separately represented by its own counsel at its own expense.

20.          Should Immunocore fail to file, maintain or prosecute any patent or patent application in accordance with this Schedule 3, Adaptimmune may provide Immunocore with thirty (30) days’ notice of such failure. Where such failure is not corrected within the thirty (30) day notice period, Adaptimmune may serve a further written notice to take over the filing, prosecution and maintenance of such Licensed Patents. Immunocore shall provide all reasonable assistance required by Adaptimmune in relation to the transition of the filing, prosecution and maintenance of such patents and/or patent applications to Adaptimmune.

21.          Where Adaptimmune takes over the filing, prosecution and maintenance of any of the patents or patent applications under paragraph 20 above, paragraph 14 shall cease to apply. Adaptimmune will file, prosecute and maintain any patents or patent applications in accordance with the obligations previously imposed on Immunocore. Immunocore will reimburse Adaptimmune, within thirty (30) days of the date of an invoice from Adaptimmune, for fifty per cent (50%) of the reasonable costs (including patent agent costs), fees and charges incurred by Adaptimmune in the course of filing, prosecuting and maintaining patent and patent applications under this Schedule 3.  Such invoice will set out an itemised list of the costs incurred by the Adaptimmune to a level of detail satisfactory to the Immunocore. Immunocore may also request copies of invoices received from third Parties including patent agent costs.

22.          This Schedule 3 shall apply to the filing of patents and patent applications in relation to Results, Know-How or the Licensed Patents both during the term of this Agreement and following any termination or expiry of this Agreement.

Schedule 4A

Project Schedule Template

The following information should be agreed between the Parties in relation to any Project covered by this Agreement:

Project start date	[Insert start date, if known]

Project ID	[Insert unique Project ID]

Project TCR Source	[Insert details of TCR receptor or receptors source]

Target	[Insert detail of relevant target or targets]

Project Scope	[insert details of scope of project]
MHC Allele	[Insert details of MHC allele]
Sequence of wt epitope	[Insert wt sequence details]
TRAV
TRBV
In-licensed	[Insert indication as to whether any IP or materials have been in-licensed]
Project Details	[Insert scope of project e.g. research and determination of possible mutations in relation to listed TCR’s]

Project Deliverables	[Insert project deliverables]

Project manager assigned by Immunocore	[Insert name of project manager]

Project manager assigned by Adaptimmune	[Insert name of project manager]

Assignment of tasks and project timelines	[Insert list of tasks to be completed by each Party along with timelines]

Project Completion	[Insert when project will be completed and likely end date].

Agreed to be a Project under Exclusive Licence by Immunocore	Signature: Name: Date:

Agreed to be a Project under Exclusive Licence by Adaptimune	Signature: Name: Date:

Schedule 4B

Projects agreed as at Effective Date

Unique ID	TCR Source	Target	MHC allele	Sequence of wt epitope	In- licensed?

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c002	***	***	***	***	***

c003	***	***	***	***	***

c004	***	***	***	***	***

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c007	***	***	***	***	***

c008	***	***	***	***	***

c009	***	***	***	***	***

c010	***	***	***	***	***

c011	***	***	***	***	***

c012	***	***	***	***	***

c013	***	***	***	***	***

c014a	***	***	***	***	***

c014b	***	***	***	***	***

c015	***	***	***	***	***

c021	***	***	***	***	***

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

c022	***	***	***	***	***

c023	***	***	***	***	***

c024	***	***	***	***	***

c025	***	***	***	***	***

c026	***	***	***	***	***

c028	***	***	***	***	***

c029	***	***	***	***	***

c30	***	***	***	***	***

c31	***	***	***	***	***

c32	***	***	***	***	***

c027	***	***	***	***	***

c018	***	***	***	***	***

c019	***	***	***	***	***

c020	***	***	***	***	***

c017	***	***	***	***	***

c033	***	***	***	***	***

c034	***	***	***	***	***

c035	***	***	***	***	***

c036	***	***	***	***	***

c037	***	***	***	***	***

c038	***	***	***	***	***

c039	***	***	***	***	***

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

c040	***	***	***	***	***

c041	***	***	***	***	***

c042	***	***	***	***	***

c043	***	***	***	***	***

c044	***	***	***	***	***

c045	***	***	***	***	***

c046	***	***	***	***	***

c047	***	***	***	***	***

c048	***	***	***	***	***

c049	***	***	***	***	***

c050	***	***	***	***	***

c051	***	***	***	***	***

c052	***	***	***	***	***

c053	***	***	***	***	***

c054	***	***	***	***	***

c055	***	***	***	***	***

c056	***	***	***	***	***

c057	***	***	***	***	***

c058	***	***	***	***	***

c059	***	***	***	***	***

c060	***	***	***	***	***

c061	***	***	***	***	***

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

c062	***	***	***	***	***

c063	***	***	***	***	***

c064	***	***	***	***	***

c065	***	***	***	***	***

c066	***	***	***	***	***

c067	***	***	***	***	***

c068	***	***	***	***	***

c069	***	***	***	***	***

c070	***	***	***	***	***

c071	***	***	***	***	***

c072	***	***	***	***	***

c073	***	***	***	***	***

c074	***	***	***	***	***

c075	***	***	***	***	***

c076	***	***	***	***	***

c077	***	***	***	***	***

c078	***	***	***	***	***

c079	***	***	***	***	***

c080	***	***	***	***	***

c081	***	***	***	***	***

c082	***	***	***	***	***

c083	***	***	***	***	***

c084	***	***	***	***	***

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

c085	***	***	***	***	***

c086	***	***	***	***	***

c087	***	***	***	***	***

c088	***	***	***	***	***

c089	***	***	***	***	***

c090	***	***	***	***	***

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

SCHEDULE 5

PATENT PROCESS TEMPLATE

This template may be completed for each new patent family/ notification to record steps taken in accordance with this Agreement and, in particular, Schedule 3 of this Agreement. Should there be any conflict between any template and Schedule 3, the provisions of Schedule 3 shall supersede and override any template unless Schedule 3 is explicitly stated to be amended and such amendment is agreed to in writing by both Parties.

Immunocore agrees to use reasonable endeavours to complete this template and provide a copy to Adaptimmune following any changes or updates to this template.

Step in patent process procedure.	Action/ decision	Authorisation by Parties

Assigned family number: Granted patent details when available:

Notification of invention	Notification made by:

Notification date:

Notification relates to same TCR or subject matter as previously filed application: see template for [insert application details/ family number] for further information.

	Decision to maintain invention as confidential:	Agreed by Immunocore: Signature: Date: Agreed by Adaptimmune Signature: Date:

	Decision to file patent application:	Agreed by Immunocore: Signature: Date: Agreed by Adaptimmune Signature: Date:

N.B. Where no agreement is reached between the Parties: patent application will be filed.

Provisional Application filed	Provisional Application details: Date filed:	Content agreed by Immunocore: Signature: Date: Content agreed by Adaptimmune Signature: Date:

N.B. Any dispute as to content to be resolved in favour of Adaptimmune.

Provisional Application withdrawn	Provisional Application details: Date withdrawn:	Agreed by Immunocore: Signature: Date: Agreed by Adaptimmune Signature: Date:

N.B. Any dispute to be resolved in favour of Adaptimmune.

Provisional Application withdrawn and re-filed	Provisional Application details: Date withdrawn: Date new provisional filed: New Provisional Application details:	Agreed by Immunocore: Signature: Date: Agreed by Adaptimmune Signature: Date:

N.B. Any dispute to be resolved in favour of Adaptimmune.

Full Application filed	Full Application details: Date filed:	Content agreed by Immunocore: Signature:

Date: Content agreed by Adaptimmune Signature: Date:

N.B. Any dispute as to content to be resolved in favour of Adaptimmune.

Later Application notified	Notification made by:

Notification date:

	Provisional Application to be withdrawn: Date withdrawn:	Agreed by Immunocore: Signature: Date: Agreed by Adaptimmune Signature: Date:

	Full Application to be withdrawn: Date withdrawn:	Agreed by Immunocore: Signature: Date: Agreed by Adaptimmune Signature: Date:

	Later Application to be re-filed:	Agreed by Immunocore: Signature: Date: Agreed by Adaptimmune Signature: Date:

	Later Application re-filed: Application details:	Content agreed by Immunocore: Signature:

	Date filed:	Date: Content agreed by Adaptimmune Signature: Date:

N.B. Where no agreement on withdrawal of Provisional Application or Full Application, Immunocore can file Later Application but must include all Adaptimmune requested mutations:

Date Later Application filed:

Application details:

Responses to Official Actions/ Search Reports/ Examination reports	Details of office action/ notification etc:	Response agreed by Immunocore: Signature: Date: Response agreed by Adaptimmune Signature: Date:

Changes to claim scope	Details of changes made/ response to office action/ opposition:	Changes agreed by Immunocore: Signature: Date: Changes agreed by Adaptimmune Signature: Date:

Notification that either Party wishes to cease being involved in prosecuting/ filing or maintaining any Licensed Patent	Notification made by: Notification date: Licensed Patent(s) affected:	Agreement by other Party to take over prosecution, filing and maintenance of Licensed Patent: Signature: Date:

Date title to patent transferred to Party taking over prosecution, filing and maintenance of Licensed Patent:

If Party is not taking over prosecution, filing and maintenance of Licensed Patent, date of lapse or withdrawal: